UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2017, PositiveID Corporation (the “Company”) closed a Securities Purchase Agreement (“SPA”) with GHS Investments, LLC (the “Investor”), dated January 30, 2017, providing for the purchase of a Secured Convertible Promissory Note in the aggregate principal amount of up to $412,500 (the “Note”), with the first tranche funded being in the amount of $125,000. Subsequent tranches will be delivered to the Company approximately bi-weekly and at the sole discretion of GHS. The Note has a 10% original issuance discount to offset transaction, diligence and legal costs. The Note bears an interest rate of 10%, which is payable in the Company’s common stock based on the conversion formula (as defined below), and the maturity date for each funded tranche will be 12 months from the date on which the funds are received by the Company. The Note may be converted by GHS at any time into shares of Company’s common stock at a 37.5% discount off the lowest closing bid price for the Company’s common stock during the 20 trading days immediately preceding a conversion date. The Note is secured by all property of the Company. As set forth in the SPA, however, the Note ranks junior to the security interests of three other creditors of the Company.

The Note is a long-term debt obligation that is material to the Company. The Note may be prepaid in accordance with the terms set forth in the Note. The Note also contains certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the SEC, and increases in the amount of the principal and interest rates under the Note in the event of such defaults. In the event of default, at the option of GHS and in GHS’s sole discretion, GHS may consider the Note immediately due and payable.

The foregoing description of the terms of the SPA and Note do not purport to be complete and are qualified in its entirety by the complete text of the documents attached as Exhibit 10.1 and Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The descriptions in Item 1.01 of the note issued by the Company that is convertible into the Company’s equity securities at the option of the holder of the note are incorporated herein. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the securities is an accredited investor. Since January 20, 2017, the Company has issued, in reliance upon Section 4(a)(2) of the Securities Act, 440,524,600 shares of common stock pursuant to conversion notices of convertible redeemable notes outstanding totaling $128,790. The issuance of such convertible notes was previously disclosed in the Company’s periodic reports filed with the SEC.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On December 20, 2016, the majority stockholders of the Company voted to approve and adopt a Certificate of Amendment (the “Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to increase the Company’s authorized capital stock from 3,900,000,000 shares to 20,000,000,000 shares, such that the capital stock of the company will consist of 19,995,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.

On January 30, 2017, the Company filed the Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of PositiveID Corporation
4.1	Form of 10% Convertible Redeemable Note, dated January 30, 2017, with GHS Investments, LLC
10.1	Form of Securities Purchase Agreement, dated January 30, 2017, with GHS Investments, LLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: February 3, 2017	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer